                                                                   EXHIBIT 10.21


                                REDENVELOPE, INC.

                        2003 DIRECTORS' STOCK OPTION PLAN

      1. PURPOSES OF THE PLAN. The purposes of this Directors' Stock Option Plan are to attract and retain the best available personnel for service as Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

            All options granted hereunder shall be nonstatutory stock options.

      2. DEFINITIONS. As used herein, the following definitions shall apply:

            (a) "APPLICABLE LAWS" means the legal requirements relating to the administration of stock option plans, including under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, other U.S. federal and state laws, the Code, any Stock Exchange rules or regulations and the applicable laws, rules and regulations of any other country or jurisdiction where Options are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time.

            (b) "BOARD" means the Board of Directors of the Company.

            (c) "CHANGE OF CONTROL" means any of the following transactions:

                  (1) a sale of all or substantially all of the Company's assets,

                  (2) any merger, consolidation or other business combination transaction of the Company with or into another corporation, entity or person, other than a transaction in which the holders of at least a majority of the shares of voting capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of the Company (or the surviving entity) outstanding immediately after such transaction,

                  (3) the direct or indirect acquisition (including by way of a tender or exchange offer) by any person, or persons acting as a group, of beneficial ownership or a right to acquire beneficial ownership of shares representing a majority of the voting power of the then outstanding shares of capital stock of the Company, or

                  (4) the individuals who, as of the effective date of the Company's initial public offering of its securities, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least fifty percent (50%) of the Board; provided however that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least fifty percent (50%) of the Incumbent Board, such new director shall be considered as a member of the Incumbent Board.

            (d) "CODE" means the Internal Revenue Code of 1986, as amended.

            (e) "COMMON STOCK" means the Common Stock of the Company.

            (f) "COMPANY" means RedEnvelope, Inc., a Delaware corporation.

            (g) "CONTINUOUS STATUS AS A DIRECTOR" means the absence of any interruption or termination of service as a Director.

            (h) "DIRECTOR" means a member of the Board.

            (i) "EMPLOYEE" means any person, including any officer or Director, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

            (j) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

            (k) "FAMILY MEMBER" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Optionee's household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Optionee) control the management of assets, and any other entity in which these persons (or the Optionee) own more than fifty percent of the voting interests.

            (l) "OPTION" means a stock option granted pursuant to the Plan. All options shall be nonstatutory stock options (i.e., options that are not intended to qualify as incentive stock options under Section 422 of the Code).

            (m) "OPTIONED STOCK" means the Common Stock subject to an Option.

            (n) "OPTIONEE" means an Outside Director who receives an Option.

            (o) "OUTSIDE DIRECTOR" means a Director who is not an Employee.

            (p) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

            (q) "PLAN" means this 2003 Directors' Stock Option Plan.

            (r) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

            (s) "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

      3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be sold under the Plan is 5,265,000 Shares of Common Stock (before giving effect to a stock split effected in connection with the Company's initial public offering). The Shares may be authorized, but unissued, or reacquired Common Stock.

      If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan has been terminated, become available for future grant under the Plan. In addition, any Shares of Common Stock that are retained by the Company upon exercise of an Option in order to satisfy the exercise price for such Option, or any withholding taxes due with respect to such exercise, shall be treated as not issued and shall continue to be available under the Plan. If Shares that were acquired upon exercise of an Option are subsequently repurchased by the Company, such Shares shall not in any event be returned to the Plan and shall not become available for future grant under the Plan.

      4. ADMINISTRATION OF AND GRANTS OF OPTIONS UNDER THE PLAN.

            (a) ADMINISTRATOR. Except as otherwise required herein, the Plan shall be administered by the Board.

            (b) PROCEDURE FOR GRANTS. All grants of Options hereunder shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

                  (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

                  (ii) Each Outside Director shall automatically be granted an Option (the "Initial Option") to purchase 468,400 Shares (before giving effect to a stock split effected in connection with the Company's initial public offering) on the date on which he or she first becomes an Outside Director (where such date occurs after the effective date of this Plan), whether through election by the stockholders of the Company or appointment by the Board of Directors to fill a vacancy; provided however that a Director who is also an Employee who becomes an Outside Director by virtue of ceasing to be an Employee (while remaining a Director) shall not be eligible to receive an Initial Option.

                   (iii) Each Outside Director, including an Outside Director who did not receive an Initial Option grant, shall be automatically granted an Option (the "Annual Option") to purchase 117,100 Shares (before giving effect to a stock split effected in connection with the Company's initial public offering) on the date of each Annual Meeting of the Company's stockholders immediately following which such Outside Director is serving on the Board, provided that, on such date, he or she shall have served on the Board as an Outside Director for at least six (6) months prior to the date of such Annual Meeting; provided however that, notwithstanding the above, the number of Shares subject to an Annual Option granted to an Outside Director who is Chairman of the Board immediately following the Annual Meeting of the Company's stockholders shall be 234,200 Shares (before giving effect to a stock split effected in connection with the Company's initial public offering).

                  (iv) Notwithstanding the provisions of subsections (ii) and
(iii) hereof, in the event that a grant would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the aggregate number of Shares reserved for issuance under the Plan (as set forth in Section 3 above subject to Section 11 below), then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors receiving an Option on the automatic grant date. Any further grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan through action of the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

                  (v) Notwithstanding the provisions of subsections (ii) and
(iii) hereof, any grant of an Option made before the Company has obtained stockholder approval of the Plan in accordance with Section 17 hereof shall be conditioned upon obtaining such stockholder approval of the Plan in accordance with Section 17 hereof.

                  (vi) The terms of each Initial Option granted hereunder shall be as follows:

                        (1) each Initial Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in
Section 9 below;

                        (2) the exercise price per Share shall be 100% of the fair market value per Share on the date of grant of each Initial Option, determined in accordance with Section 8 hereof;

                        (3) each Initial Option shall vest and become exercisable at the rate of twenty five percent (25%) of the Shares subject to the Initial Option on each of the first, second, third and fourth anniversaries of the date of grant of the Initial Option (subject to the continuing service requirement set forth in Section 4(b)(vi)(1) above).

                  (vii) The terms of each Annual Option granted hereunder shall be as follows:

                        (1) each Annual Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in
Section 9 below;

                        (2) the exercise price per Share shall be 100% of the fair market value per Share on the date of grant of each Annual Option, determined in accordance with Section 8 hereof;

                        (3) each Annual Option shall vest and become exercisable at the rate of one hundred percent (100%) of the Shares subject to the Annual Option on the day before the first anniversary of the date of grant of the Annual Option (subject to the continuing service requirement set forth in Section 4(b)(vii)(1) above).

            (c) POWERS OF THE BOARD. Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with Section 8(b) of the Plan, the fair market value of the Common Stock; (ii) to determine the exercise price per Share of Options to be granted, which exercise price shall be determined in accordance with Section 8 of the Plan; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (vi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

            (d) EFFECT OF BOARD'S DECISION. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

            (e) SUSPENSION OR TERMINATION OF OPTION. If the Chief Executive Officer or his or her designee reasonably believes that an Optionee has committed an act of misconduct, such officer may suspend the Optionee's right to exercise any option pending a determination by the Board (excluding the Outside Director accused of such misconduct). If the Board (excluding the Outside Director accused of such misconduct) determines an Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his or her estate shall be entitled to exercise any Option whatsoever. In making such determination, the Board of Directors (excluding the Outside Director accused of such misconduct) shall act fairly and shall give the Optionee an opportunity to appear and present evidence on Optionee's behalf at a hearing before the Board or a committee of the Board.

      5. ELIGIBILITY. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in
Section 4(b) above. An Outside Director who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

            The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

      6. TERM OF PLAN; EFFECTIVE DATE. The Plan shall become effective on the effectiveness of the registration statement under the Securities Act of 1933, as amended, relating to the Company's initial public offering of securities. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

      7. TERM OF OPTIONS. The term of each Option shall be ten (10) years from the date of grant thereof unless an Option terminates sooner pursuant to Section 9 below.

      8. EXERCISE PRICE AND CONSIDERATION.

            (a) EXERCISE PRICE. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be 100% of the fair market value per Share on the date of grant of the Option.

            (b) FAIR MARKET VALUE. The fair market value shall be determined by the Board; provided however that in the event the Common Stock is traded on the Nasdaq National Market or listed on a stock exchange, the fair market value per Share shall be the closing sales price on such system or exchange on the date of grant of the Option (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported in The Wall Street Journal, or if there is a public market for the Common Stock but the Common Stock is not traded on the Nasdaq National Market or listed on a stock exchange, the fair market value per Share shall be the mean of the bid and asked prices of the Common Stock in the over-the-counter market on the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation ("Nasdaq") System).

            (c) FORM OF CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of an Option shall consist entirely of (i) cash or check, (ii) other Shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option shall be exercised (which shall have been held for at least six months), (iii) if the Company is then allowing exercise of Options pursuant to a same-day sale/cashless-brokered exercise program, the consideration received by the Company from a broker pursuant to such a program (provided that such a program shall not involve the Company's extending or arranging for the extension of credit to an Optionee); or (iv) any combination of such methods of payment and/or any other consideration or method of payment as shall be permitted under applicable corporate law.

      9. EXERCISE OF OPTION.

            (a) PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4(b) above; provided however that no Options shall be exercisable prior to stockholder approval of the Plan in accordance with Section 17 below has been obtained.

                  An Option may not be exercised for a fraction of a Share.

                  An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company (or its designee). Full payment may consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

                  Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

            (b) TERMINATION OF CONTINUOUS STATUS AS A DIRECTOR. If an Outside Director ceases to serve as a Director for any reason (other than as a result of his or her death or disability), he or she may, but only within ninety (90) days after the date he or she ceases to be a Director of the Company, exercise his or her Option to the extent that he or she was vested in the Optioned Stock at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that such Outside Director was not vested in the Optioned Stock at the date of such termination, or does not exercise such Option (to the extent he or she was vested in the Optioned Stock) within the time specified above, the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan.

            (c) DISABILITY OF OPTIONEE. Notwithstanding Section 9(b) above, in the event a Director is unable to continue his or her service as a Director with the Company as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), he or she may, but only within twelve (12) months from the date of such termination, exercise his or her Option to the extent he or she was vested in the Optioned Stock at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that he or she was not vested in the Optioned Stock at the date of termination, or if he or she does not exercise such Option (to the extent he or she was vested in the Optioned Stock) within the time specified above, the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan.

            (d) DEATH OF OPTIONEE. Notwithstanding Section 9(b) above, in the event of the death of an Optionee: (A) during the term of the Option who is, at the time of his or her death, a Director of the Company and who shall have been in Continuous Status as a Director since the date of grant of the Option, or (B) three (3) months after the termination of Continuous Status as a Director, the Option may be exercised, at any time within twelve (12) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was vested in the Optioned Stock on the last day of his or her Continuous Status as a Director.

Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that an Optionee was not vested in the Optioned Stock at the date of death or termination, or if he or she does not exercise such Option (to the extent he or she was vested in the Optioned Stock) within the time specified above, the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan.

      10. NONTRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than (a) by will, (b) by the laws of descent or distribution, or (c) by gift or pursuant to a domestic relations order to a Family Member of the Optionee. The designation of a beneficiary by an Optionee does not constitute a transfer. An Option may be exercised during the lifetime of an Optionee only by the Optionee or a transferee permitted by this Section.

      11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; CORPORATE TRANSACTIONS.

            (a) ADJUSTMENT. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, the number of Shares of Common Stock set forth in Sections 4(b)(ii) and
(iii) above, and the number of Shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock (including any such change in the number of Shares of Common Stock effected in connection with a change in domicile of the Company) or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company; provided however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

            (b) CHANGE OF CONTROL. In the event of a Change of Control, outstanding Options shall be assumed, or equivalent awards shall be substituted for such outstanding Options, by the successor corporation or its parent or subsidiary (the "Successor Corporation"). In the event that the Successor Corporation does not agree to assume, or substitute new awards for, outstanding Options, then the vesting and exercisability of outstanding Options shall accelerate in full as of immediately prior to consummation of the Change of Control and the Options shall terminate effective upon consummation of the Change of Control.

            With regard to Options that are assumed, or with respect to which new awards are substituted for, in connection with a Change of Control, in the event the Continuous Status as a Director of an Optionee holding such an Option is involuntarily terminated other than for cause at the time of or within 12 months following the Change of Control, then the vesting of each such outstanding Option shall accelerate such that each Optionee shall have the right to exercise his or her Option as to an additional 25% of the Optioned Stock that would, but for this sentence, otherwise be unvested (such vesting acceleration to be effective as of immediately prior to the effective time of termination of the Optionee's Continuous Status of a Director).

            For purposes of this Section 11(b), an Option shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon such Change of Control, each Optionee would be entitled to receive upon exercise of an Option the same number and kind of shares of stock or the same amount of property, cash or securities as the Optionee would have been entitled to receive upon the occurrence of such transaction if the Optionee had been, immediately prior to such transaction, the holder of the number of Shares of Common Stock covered by the Option at such time (after giving effect to any adjustments in the number of Shares covered by the Option as provided for in this Section 11); provided however that if such consideration received in the transaction was not solely common stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon exercise of the Option to be solely common stock of the Successor Corporation equal to the fair market value of the per Share consideration received by holders of Common Stock in the transaction.

            (c) CERTAIN DISTRIBUTIONS. In the event of any distribution to the Company's stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per Share of Common Stock covered by each outstanding Option to reflect the effect of such distribution.

      12. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4(b) hereof. Notice of an Option grant shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

      13. AMENDMENT AND TERMINATION OF THE PLAN.

            (a) AMENDMENT AND TERMINATION. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, to the extent necessary to comply with the Applicable Laws, the Company shall obtain approval of the stockholders of the Company to Plan amendments.

            (b) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan that would impair the rights of any Optionee shall not affect Options already granted to such Optionee and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

      14. CONDITIONS UPON ISSUANCE OF SHARES. Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with the Applicable Laws. Such compliance shall be determined by the Company in consultation with its legal counsel.

            As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

      15. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

      16. OPTION AGREEMENT. Options shall be evidenced by written option agreements in such form as the Board shall approve.

      17. STOCKHOLDER APPROVAL. If required by the Applicable Laws, continuance of the Plan following its adoption by the Board shall be subject to approval by the stockholders of the Company. Such stockholder approval shall be obtained in the manner and to the degree required under the Applicable Laws.

                                REDENVELOPE, INC.

                        2003 DIRECTORS' STOCK OPTION PLAN

                          NOTICE OF STOCK OPTION GRANT

<<Optionee>>
<<OptioneeAddress1>>
<<OptioneeAddress2>>

      You have been granted an option to purchase Common Stock of RedEnvelope, Inc. (the "Company") as follows:

      Date of Grant                      <<GrantDate>>

      Vesting Commencement Date          <<VestingStartDate>>

      Exercise Price per Share           <<ExercisePrice>>

      Total Number of Shares Granted     <<SharesGranted>>

      Total Exercise Price               <<TotalExercisePrice>>

      Expiration Date                    <<ExpirDate>>

      Vesting Schedule:                   So long as your Continuous Status as a
                                          Director continues, this Option shall
                                          vest and may be exercised, in whole or
                                          in part, in accordance with the
                                          following schedule:

                                          INITIAL OPTIONS:  25% of the total
                                          number of Shares subject to the Option
                                          shall vest and become exercisable on
                                          the each of the first, second, third
                                          and fourth anniversaries of the Vesting
                                          Commencement Date.

                                          ANNUAL OPTIONS:  100% of the total
                                          number of Shares subject to the Option
                                          shall vest and become exercisable on
                                          the day before the first anniversary of
                                          the Vesting Commencement Date.

      Termination Period:                 This Option may be exercised as to
                                          vested Shares only for 90 days after
                                          termination of your Continuous Status
                                          as a Director (or such longer period as
                                          may be applicable upon your death or
                                          termination of your Continuous Status
                                          as a Director as a result of your
                                          disability, as provided in the Plan),
                                          but in no event later than the
                                          Expiration Date as provided above.

                                          The Plan also provides for earlier
                                          termination of the Option in
                                          connection with Change of Control
                                          transactions.

      By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the 2003 Directors' Stock Option Plan and the Nonstatutory Stock Option Agreement, all of which are attached and made a part of this document.

OPTIONEE:                             REDENVELOPE, INC.



_______________________________       By:____________________________________
Signature

                                      Title:_________________________________
_______________________________
Print Name

                                REDENVELOPE, INC.

                       NONSTATUTORY STOCK OPTION AGREEMENT

      1. GRANT OF OPTION. The Board of Directors of the Company hereby grants to the Optionee named in the Notice of Stock Option Grant attached to this Agreement (the "Optionee"), an option (the "Option") to purchase a number of Shares, as set forth in the Notice of Stock Option Grant, at the exercise price per share set forth in the Notice of Stock Option Grant (the "Exercise Price"'), subject to the terms and conditions of the 2003 Directors' Stock Option Plan (the "Plan"), which is incorporated herein by reference. (Capitalized terms not defined herein shall have the meanings ascribed to such terms in the Plan.)

      2. EXERCISE OF OPTION.

            (a) RIGHT TO EXERCISE. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and the applicable provisions of the Plan and this Nonstatutory Stock Option Agreement. In the event of Optionee's death, disability or other termination of Optionee's membership on the Company's Board as an Outside Director, the exercisability of the Option is governed by the applicable provisions of the Plan and this Nonstatutory Stock Option Agreement.

            (b) METHOD OF EXERCISE. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of vested Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company (or shall otherwise be exercised by following the procedures, including electronic procedures, designated by the Company from time to time). The Exercise Notice shall be accompanied by payment (in accordance with Section 3 below) of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

            No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of Applicable Law compliance with which is deemed by the Company and its counsel to be necessary or desirable. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

      3. METHOD OF PAYMENT. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

            (a) cash, check or wire or other electronic transfer;

            (b) if the Company is at such time permitting "same day sale" cashless-brokered exercises, delivery of a properly executed exercise notice together with irrevocable instructions to a broker participating in such program to deliver promptly to the Company the amount required to pay the exercise price (and applicable withholding taxes); or

            (c) surrender of other Shares which (i) have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

      4. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than (a) by will, (b) by the laws of descent or distribution, or (c) by gift or pursuant to a domestic relations order to a Family Member of the Optionee. Except as otherwise permitted by the preceding sentence, the Option may be exercised during the lifetime of Optionee only by the Optionee or a transferee permitted by Section 10 of the Plan. The terms of the Plan and this Nonstatutory Stock Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

      5. TERM OF OPTION. This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Nonstatutory Stock Option Agreement.

      6. TAX CONSEQUENCES. Set forth below is a brief summary of certain federal tax consequences relating to this Option under the law in effect as of the date of grant. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT HIS OR HER OWN TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

            (a) EXERCISING THE OPTION. Since this Option does not qualify as an incentive stock option under Section 422 of the Code, the Optionee may incur regular federal income tax liability upon exercise. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Exercised Shares on the date of exercise over their aggregate Exercise Price.

            (b) DISPOSITION OF SHARES. If the Optionee holds the Option Shares for more than one year, gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee holds the Option Shares for one year or less, gain realized on disposition of the Shares will be treated as short-term capital gain.

      7. EFFECT OF AGREEMENT. Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof (and has had an opportunity to consult counsel regarding the Option terms), and hereby accepts this Option and agrees to be bound by its contractual terms as set forth herein and in the Plan. Optionee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Plan Administrator regarding any questions relating to the Option. In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of the Notice and this

Agreement, the Plan terms and provisions shall prevail. The Option, including the Plan, constitutes the entire agreement between Optionee and the Company on the subject matter hereof and supersedes all proposals, written or oral, and all other communications between the parties relating to such subject matter.

      By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Nonstatutory Stock Option Agreement. You reviewed the Plan and this Nonstatutory Stock Option Agreement in their entirety, have had an opportunity to obtain the advice of counsel prior to executing this Nonstatutory Stock Option Agreement and fully understand all provisions of the Plan and Nonstatutory Stock Option Agreement. You hereby agree to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Nonstatutory Stock Option Agreement.

                                          REDENVELOPE, INC.


__________________________________        By:_______________________________
<<Optionee>>
                                          Title:____________________________



                                CONSENT OF SPOUSE

      The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Nonstatutory Stock Option Agreement. In consideration of the Company's granting his or her spouse the right to purchase Shares as set forth in the Plan and this Nonstatutory Stock Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Nonstatutory Stock Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Nonstatutory Stock Option Agreement.


                                          __________________________________
                                          Spouse of Optionee

                                    EXHIBIT A

                               NOTICE OF EXERCISE

To:         RedEnvelope, Inc.

Attn:       Stock Option Administrator

Subject:    Notice of Intention to Exercise Stock Option

      This is official notice that the undersigned ("Optionee") intends to exercise Optionee's option to purchase __________ shares of RedEnvelope, Inc. Common Stock, under and pursuant to the Company's 2003 Directors' Stock Option Plan and the Nonstatutory Stock Option Agreement dated _______________, as follows:

      Grant Number:             ________________________________________

      Date of Purchase:         ________________________________________

      Number of Shares:         ________________________________________

      Purchase Price:           ________________________________________

      Method of Payment of
      Purchase Price:           ________________________________________

      Social Security No.:      ________________________________________

      The shares should be issued as follows:

            Name:         _____________________

            Address:      _____________________

                          _____________________

                          _____________________

            Signed:       _____________________

            Date:         _____________________